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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JULY 9, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    1-5706                  58-0971455
-------------------------------    ----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification  No.)

             8000 Tower Point Drive, Charlotte, NC             28227
            ----------------------------------------          --------
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                           --------------

          (Former name or former address, if changed since last report)


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Metromedia International Group, Inc. (the "Company") filed a Form 8-K dated July
14, 2004 with regard to a change in the registrant's certifying accountant. The Company is filing this Form 8-K/A to clarify matters relative to consultations with KPMG Limited as required by Item 304(2) of Regulation S-K.



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     KPMG LLP was previously the principal independent registered public accounting firm for the Company. On July 9, 2004, KPMG LLP notified the Company that it has resigned as the principal independent registered public accounting firm for the Company. In addition, on July 9, 2004, the Company engaged KPMG Limited, based in Moscow, Russia, as its principal independent registered public accounting firm. The decision to appoint KPMG Limited was approved by the Audit Committee of the Company's Board of Directors.

     The Company was advised by KPMG LLP that it was more appropriate for KPMG Limited to be the Company's principal independent public accounting firm since, as a result of the Company's restructuring initiatives, it performed auditing procedures at substantially all of the Company's operating business ventures on KPMG LLP's behalf. For the year ended December 31, 2003, KPMG Limited also served as Russian statutory auditor for PeterStar, the Company's principal consolidated business venture. Furthermore, present Company plans are to continue to maintain the Company's recently opened corporate headquarters office in Charlotte, North Carolina, where the Company's Chief Financial Officer, General Counsel, Chief Accounting Officer, Assistant General Counsel and Corporate Controller maintain their current offices. The Registrant has not consulted with KPMG Limited during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as the principal independent registered public accounting firm for the 2004 audit regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements.

     The audit reports of KPMG LLP on the Company's consolidated financial statements as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except for the following paragraphs:

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
     Note 1 to the consolidated financial statements, the Company has suffered recurring operating losses and net operating cash deficiencies, and does not presently have sufficient funds on hand to meet its current debt obligations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     As discussed in Note 4 to the consolidated financial statements, the Company changed its policy regarding the accounting for certain business ventures previously reported on a three-month lag basis as of January 1, 2003.

     As discussed in Note 4 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangibles" as of January 1, 2002.

     In connection with the audits of the two years ended December 31, 2003 and 2002, and subsequent interim periods preceding the date of the resignation of KPMG LLP, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements.

     KPMG LLP advised the Audit Committee and management that in connection with KPMG LLP's audits for the years ended December 31, 2003 and 2002, it noted matters involving internal controls that it considered material weaknesses. KPMG LLP has advised the Company that under the standards of the Public Company Accounting Oversight Board (United States), a material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The Company disclosed these material weaknesses in internal control and actions taken to address such material weaknesses in its Form 10-Q for the quarter ended March 31, 2004 as follows:

     In the fourth quarter of 2003, it was determined that the Company's consolidated statements of operations for fiscal 2002, and the first two quarters of fiscal 2003, would need to be restated as a result of an error discovered in the computation of its unpaid dividends on its 7-1/4% cumulative convertible Preferred Stock. The error was a result of the failure by Company personnel to correctly apply compounding to the unpaid dividends. The Company has determined that deficiencies in its internal review processes resulted in this error not being detected on a timely basis. As a result of the Company's relocation to Charlotte, NC, management of the Company reassessed its finance organizational structure and has recruited the necessary personnel to improve its internal control and review processes.

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     In  addition,  during the fourth  quarter  of 2003 and early  2004,  it was determined that the Company's consolidated statements of operations for fiscal 2002, and the first two quarters of fiscal 2003, would need to be restated as a result of errors regarding the reporting of certain tax refunds. Most of these refunds were received because the Company became eligible to carry back certain losses and recover taxes previously paid to various taxing authorities five or more years ago. One of these refunds resulted from a change in tax laws. The Company has determined that not having full-time in-house tax personnel resulted in these refunds not being recorded on a timely basis. In an effort to prevent these errors from occurring again, the Company hired a tax director to oversee the preparation of tax filings and deferred tax computations. In addition, the Company has implemented a more stringent review process over the filing of tax returns and preparation of its deferred tax computations on a prospective basis.



     The Company has failed to file its most recent Form 10-K and Form 10-Qs with the SEC on a timely basis. Such delays in filings have been due to
extenuating   circumstances  surrounding  the  Company's  liquidity  issues  and relocation of its corporate headquarters. The Company believes that the recruitment of the individuals as noted above, should result in more timely filings in accordance with SEC rules.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)Exhibits.

                  16.1 Letter from KPMG LLP to SEC dated July 26, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METROMEDIA INTERNATIONAL GROUP, INC.


                                  By:  /S/ HAROLD F. PYLE, III
                                       -----------------------------------
                                        Name: Harold F. Pyle, III
                                        Title:   Executive Vice President
                                                 Finance, Chief Financial
                                                 Officer and Treasurer

Date: July 26, 2004
Charlotte, NC




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